UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Kodiak Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-32920	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

                                 (303) 837-1661

(Registrant’s telephone number, including area code)

            1625 Broadway, Suite 250, Denver, Colorado 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2014, Kodiak Oil & Gas Corp. (“Kodiak”) changed its jurisdiction of incorporation from Yukon Territory, Canada to the Province of British Columbia, Canada under the Business Corporations Act (British Columbia) by way of a continuation (the “Continuation”). Kodiak’s shareholders approved the Continuation at Kodiak’s special meeting of securityholders held on December 3, 2014. On December 4, 2014, Kodiak completed the filing of a continuation application with the Corporate Registry for the Province of British Columbia (the “Registry”) and received a Certificate of Continuation from the Registry. A copy of the Certificate of Continuation is attached hereto as Exhibit 3.1 and incorporated herein by reference. A copy of the notice of articles and articles of Kodiak governed by the laws of the Province of British Columbia are attached hereto as Exhibit 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(3.1)	Certificate of Continuation, dated December 4, 2014.

(3.2)	Notice of Articles, dated December 4, 2014.

(3.3)	Articles, dated December 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

Date: December 8, 2014	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

KODIAK OIL & GAS CORP.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(3.1)	Certificate of Continuation, dated December 4, 2014.

(3.2)	Notice of Articles, dated December 4, 2014.

(3.3)	Articles, dated December 4, 2014.